T. Rowe Price Real Assets Fund

Supplement to Summary Prospectus dated May 1, 2012

On page 5, the first paragraph under “Management” is replaced with the following:

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Investment Sub-Adviser T. Rowe Price Singapore Private Ltd. (Price Singapore)

The date of this supplement is February 7, 2013.

F176-041-S 2/7/13